UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report:  January 8, 2013
(Date of earliest event reported)

AFFYMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	0-28218	77-0319159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3420 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (408) 731-5000

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities

On January 8, 2013, Affymetrix, Inc. (the “Company”) announced a restructuring plan to reduce its global workforce by about 100 employees, or 8% of its work force.  The steps are being taken to achieve operational efficiency with the goal of accelerating the Company’s return to profitability.  As a result of the reductions, the Company expects to record a restructuring charge of approximately $7 million, substantially all of which is compensation and benefits afforded to terminated employees and the majority of which will be incurred during the first quarter of 2013.  The Company anticipates that the actions associated with the reductions will be substantially completed during the first quarter of 2013 and that the cash expenditures for restructuring-related charges will be substantially completed during the first quarter of 2013.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding our future financial position and results, are forward-looking statements. For further information regarding risks and uncertainties associated with our business, please refer to our SEC filings, including, but not limited to, the “Risk Factors” section of our SEC filings, including without limitation our annual report on Form 10-K and quarterly reports.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 8, 2013, the Company also announced that Executive Vice President and General Counsel, John F. Runkel Jr., will retire at the end of the first quarter of 2013.  The Board of Directors of the Company appointed Siang Chin as General Counsel and Secretary effective upon the termination of Mr. Runkel’s employment with the Company.  Ms. Chin has practiced law for over 15 years.  Prior to joining the Company, she was associated with the law firms of Shearman & Sterling and Slaughter and May.  The Company expects to enter into a separation agreement with Mr. Runkel in connection with his departure.

The Company’s Executive Vice President and Chief Financial Officer, Timothy Barabe, will also retire.  Mr. Barabe will remain in his current position while the Company conducts a search for his successor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMETRIX, INC.

By:	/s/ John F. Runkel, Jr.
	Name:	John F. Runkel, Jr.
	Title:	Executive Vice President, General Counsel and Secretary
Dated: January 8, 2013